                                                                    EXHIBIT 10.2


                               PURCHASE AGREEMENT

                    This Agreement is effective as of the 24th day of June, 2000, by and between EMB Corporation, a Hawaii corporation with its principal place of business at 3200 Bristol, 8th Floor, Costa Mesa, California 92626, hereinafter referred to as "EMB"; and Cyrus Ltd., a Nevada corporation with its principal place of business at 9411 E. 31st Street, Tulsa, Oklahoma 74145, hereinafter referred to as "Cyrus".

                              W I T N E S S E T H:
                              -------------------

                    NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants, agreements and conditions hereinafter set forth, it is mutually agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

                    1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

                    "Affiliate"  means,  with respect to any Person,  any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Benefit Arrangement" means any employment, severance or
               similar contract, arrangement or policy, or any plan or arrangement providing for severance benefits, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, deferred compensation, profit-sharing bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits that is entered into or maintained, as the case may be, by a Party and covers any employee or former employee of such Party.

                    "Closing" means the consummation of the asset purchase and sale transaction contemplated by this Agreement.

                    "Closing Date" means the date of the Closing.


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                    "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

                    "Material Adverse Change" means a material adverse change in the business, assets, financial condition, properties, customer relations or results of operations of a party.

                    "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition, properties, customer relations or results of operations of a Party.

                    "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency of instrumentality thereof.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF CYRUS

                2.  Cyrus represents and warrants to EMB as follows:

                    2.1. CORPORATE EXISTENCE AND POWER. Cyrus is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. It has the corporate power and all material governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

                    2.2. CORPORATE AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby are within Cyrus's corporate powers and have been duly approved by the Board of Directors of Cyrus, and no approval or authorization thereof by Cyrus's stockholders or additional corporate action not already obtained, is required, and the Agreement is a legal and validly binding obligation of Cyrus, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and debtors' obligations.

                    2.3. FILINGS; FINANCIAL INFORMATION AND CONDITION. Cyrus has filed, complete and accurate in all material respects, all reports, registrations and statements required to be filed with any governmental, taxing or regulatory authority complying in all material respects with applicable laws or regulations. Cyrus has heretofore delivered or will deliver to EMB (i) the unaudited statements of assets, liabilities and equity-income tax basis of Cyrus and related statements of revenues, expenses, and retained earnings-income tax basis for the annual periods ended December 31, 1999 and 1998, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied regarding the assets to be acquired by EMB; and (ii) federal corporate income tax returns of Cyrus for the year ended December 31, 1999.

                    The statements and returns referred to present fairly on the income tax basis the assets, liabilities and equity of Cyrus and its revenues, expenses and retained earnings for the periods to which they pertain. The books and records of Cyrus are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the basis for the financial condition and results of operations of Cyrus.

                    2.4. ABSENCE OF MATERIAL ADVERSE CHANGE AND UNDISCLOSED LIABILITIES. Since December 31, 1999, there has not been any material adverse change, actual or threatened, in the financial condition, business, properties, assets, or operations of Cyrus. The liabilities listed on the attached Schedule I are all of the present material accounts payable, notes payable and all other forms of indebtedness, both current and long term, of Cyrus relating to the assets to be acquired by EMB and there are no material liabilities, liquidated or unliquidated, contingent or otherwise, not specifically reflected or noted in detail on said Schedule I or the financial statements and returns set forth in
Section 2.4 relating to such assets.

                    2.5. SIGNIFICANT PROPERTIES AND COMMITMENTS. Cyrus has furnished EMB with the attached Schedule II listing and describing all significant properties, contracts, leases, grant of rights,

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licenses and other instruments to which Cyrus, as indicated therein, is a party relating to the assets to be acquired by EMB. Except only as to contracts or instruments included in Schedule II, Cyrus is not a party to or bound by any written or oral significant contract not made in the ordinary course of business relating to such assets.

                    2.6. COMPLIANCE WITH CONTRACTS. To date, Cyrus has in all material respects performed all obligations required to be performed by it under the contracts and other instruments and is not in default under any of these contracts or instruments, nor to the best of the knowledge of Cyrus has any condition, event or act occurred which, with notice or lapse of time or both, would give rise to such a default on its part under any such Schedule II contract or other instrument. All leases and licenses of Cyrus are adequate for the operation of its gas plants as now conducted and are in full force and effect. Cyrus is not subject to any restriction contained in any charter, by-laws, mortgage, agreement, other instrument, order, arbitration award, judgment, decree, or to any other restriction of any kind, which would prevent consummation of the transactions contemplated by this Agreement, and no obligation of it under any mortgage, agreement, other instrument, order, arbitration award, judgment or decree shall be breached or accelerated by reason of such consummation.

                    2.7. PATENTS. No patents or patent licenses are owned by Cyrus relating to the assets to be acquired by EMB.

                    2.8. INSURANCE; COVERAGE. Insurance held by Cyrus and in force at the execution of this Agreement is in such amount, and insures against such risks and losses, as are necessary to protect Cyrus from any material losses and to satisfy any statutory requirements, and valid policies in respect of such insurance will be outstanding and maintained in force through the Closing Date. Cyrus has insurance policies and fidelity bonds covering its assets, business, equipment, properties, operations, employees, officers and directors of the type and in the amounts customarily carried by persons conducting businesses similar to those of Cyrus. All premiums due and payable under all such policies


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and bonds have been paid, and Cyrus is otherwise in full compliance with the terms and conditions of all such policies and bonds.

                    2.9. ITIGATION. There are no legal actions, suits or proceedings pending before any court, commission or other authority or, to the knowledge of Cyrus, threatened, affecting Cyrus or the assets to be acquired by EMB which (a) are not fully covered by insurance or (b) if determined adversely to Cyrus, would have a materially adverse effect on the natural gas plants of Cyrus in the aggregate, as the case may be. Cyrus is not aware of any reasonable basis for the institution of any such action, suit or proceeding. There is no investigation pending or to the knowledge the assets to be acquired by EMB of Cyrus threatened by any public or governmental body, agency or authority, involving Cyrus other than as set forth in the attached Schedule IV.

                    2.10. NON-CONTRAVENTION; COMPLIANCE WITH LAWS. Cyrus has full legal right, power and authority to enter into this Agreement and to participate in the transaction to the extent contemplated hereby, and neither the execution, delivery and performance of this Agreement nor the consummation of such transaction will give rise to any right of termination, cancellation or acceleration of any right or obligation of Cyrus or constitute a default under, or conflict with, or result in a breach of, the terms, conditions or provisions of the certificate of incorporation or by-laws of Cyrus, or any provision of any indenture, mortgage, Lien, loan agreement, contract, instrument, law, order, judgment, decree, award, ordinance, regulation, rule or other legal restriction to which Cyrus is a party or by which it or any of its property is or will be bound. Cyrus is not in violation of any applicable provisions of any laws, statutes, ordinances, regulations, administrative interpretations, orders, judgments, policies or decrees of any court or governmental or administrative authority that are applicable to it or its natural gas plants. Cyrus has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to carry on its


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business substantially as presently conducted, except for such permits, licenses, certificates of authority, orders, appraisals, filings, applications or registrations the failure so to have or to make would not reasonably be expected to have a Material Adverse Effect on its natural gas plants. All such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and, to the knowledge of Cyrus, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current in all material respects, except for such filings, applications and registrations which the failure to have would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No investigation by any governmental entity with respect to Cyrus is pending or, to the knowledge of Cyrus, threatened, and, to the knowledge of Cyrus, no governmental entity has indicated an intention to conduct the same other than those the outcome of which will not have a Material Adverse Effect on the business, assets, earnings, liquidity, or financial condition of Cyrus.

                    2.11. HEALTH, SANITATION, POLLUTION CONTROL AND ENVIRONMENTAL CONTAMINATION. To the best of the knowledge of Cyrus, it is in compliance with all applicable federal, state and local laws and regulations relating to health, sanitation, pest, vermin, and insect abatement, waste disposal, pollution control and environmental contamination including, but not limited to, all laws and regulations governing the generation, use, collection, treatment, storage, transportation, recovery, removal, discharge or disposal of hazardous materials and all laws and regulations with regard to record keeping, notification and reporting requirements respecting hazardous materials. Cyrus has not been alleged to be in violation of, nor has it been subject to any administrative or judicial proceeding pursuant to such laws or regulations either now or any time during the past three years which has not been resolved. No investigation by any governmental entity with respect to Cyrus is pending or, to the knowledge of Cyrus threatened, and, to the knowledge of Cyrus, no governmental entity has indicated


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an intention to conduct the same, other than those the outcome of which will not have a Material Adverse Effect on the natural gas plants of Cyrus.

                    2.12. NEGOTIATIONS AND COMMISSIONS. All negotiations relative to this Agreement and the transaction contemplated herein have been carried on by Cyrus directly with EMB. No Person, so far as is known to Cyrus, has intervened in such manner as to give rise to any valid claim against any Party hereto for a brokerage commission, finder's fee, or payment of any other nature.

                    2.13. GOVERNMENTAL AUTHORIZATION AND CONSENT. No authorization, approval or consent from any governmental or public body or authority, or individual or entity, not already obtained, is required for Cyrus to sell and convey to EMB the assets as contemplated by this Agreement.

                    2.14. ACCURACY OF REPRESENTATION AND WARRANTIES. No representation or warranty by Cyrus contained herein, or any written statement or certificate furnished or to be furnished by Cyrus pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF EMB

               3.   EMB represents and warrants to Cyrus as follows:

                    3.1. CORPORATE EXISTENCE AND POWER. EMB is a corporation duly organized, validly existing and in good standing under the laws of the State of Hawaii. It has the corporate power and all material governmental licenses, authorizations, consents and approvals to own its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.


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


                    3.2. CORPORATE AUTHORIZATION. The execution, delivery and performance of this Agreement and the transactions contemplated hereby are within EMB's corporate powers and have been duly approved by the Board of Directors of EMB, and no approval or authorization thereof by EMB' stockholders or additional corporate action not already obtained, is required, and the Agreement is a legal and validly binding obligation of EMB, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and debtors' obligations.

                    3.3. CAPITALIZATION. The authorized capital stock of EMB consists of a single class of 30,000,000 shares of common stock, $.001 par value, of which 29,949,928 shares are presently issued and outstanding; a class of 107,297 shares of Series A Convertible Preferred Stock, no par value, and a class of 500,000 shares of Series B Convertible Preferred Stock, no par value, that were issued and outstanding. All the outstanding shares of common stock of EMB are validly issued, fully paid, nonassessable and free and clear of preemptive rights, pledges, liens, charges, encumbrances, claims, demands and restrictions of any kind.

                    3.4. FILINGS; FINANCIAL INFORMATION AND CONDITION. EMB has filed, complete and accurate in all material respects, all reports, registrations and statements required to be filed with any governmental, taxing or regulatory authority complying in all material respects with applicable laws or regulations. Before the Closing Date, EMB will prepare and deliver to Cyrus
(i) the audited statements of assets, liabilities and equity-income tax basis of EMB and related statements of revenues, expenses, and retained earnings for the period ended September 30, 1999, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied; and (ii) the federal corporate income tax return of EMB for the year ended September 30, 1999.

                    The financial statement and return referred to presents fairly the assets, liabilities and equity of EMB and its revenues, expenses and retained earnings for the period to which it pertains.

The books and records of EMB are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the basis for the financial condition and results of operations of EMB.

                    3.5. ABSENCE OF MATERIAL ASSETS AND LIABILITIES. As of the date hereof, EMB has no liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, material to EMB and of a nature required to be disclosed on a balance sheet or the notes thereto prepared in accordance with GAAP which are not disclosed or provided for in the balance sheet of EMB prepared for the year ended September 30, 1999 and its Form 10-QSB for the period ended March 31, 2000.


                                       9
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                    3.6. LITIGATION. There are no legal actions, suits or
proceedings pending before any court, commission or other authority or, to the knowledge of EMB, threatened, affecting EMB which (a) are not fully covered by insurance or (b) if determined adversely to EMB, would have a materially adverse effect on the business, properties or operations of EMB, except as disclosed on its Form 10-KSB annual report for its fiscal year ended September 30, 1999. EMB is not aware of any reasonable basis for the institution of any other action, suit or proceeding. There is no investigation pending or to the knowledge of EMB threatened by any public or governmental body, agency or authority, involving EMB, except an investigation by the U.S. Securities and Exchange Commission.

                    3.7. NON-CONTRAVENTION; COMPLIANCE WITH LAWS. EMB has full legal right, power and authority to enter into this Agreement and to participate in the transactions to the extent contemplated hereby, and neither the execution, delivery and performance of this Agreement nor the consummation of such transactions will give rise to any right of termination, cancellation or acceleration of any right or obligation of EMB or constitute a default under, or conflict with, or result in a breach of, the terms, conditions or provisions of the certificate of incorporation or by-laws of EMB, or any provision of any indenture, mortgage, Lien, loan agreement, contract, instrument, law, order, judgment, decree, award, ordinance, regulation, rule or other legal restriction to which EMB is a party or by which it or any of its property is or will be bound. EMB is not in violation of any applicable provisions of any laws, statutes, ordinances, regulations, administrative interpretations, orders, judgments, policies or decrees of any court or governmental or administrative authority that are applicable to it or its properties other than violations which do not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. EMB has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to carry on its business substantially as presently conducted, except for such permits,


                                       10
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licenses, certificates of authority, orders, appraisals, filings, applications or registrations the failure so to have or to make would not reasonably be expected to have a Material Adverse Effect. All such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and, to the knowledge of EMB, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current in all material respects, except for such filings, applications and registrations which the failure to have would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No investigation by any governmental entity with respect to EMB is pending, except an investigation by the U.S. Securities and Exchange Commission or, to the knowledge of EMB, threatened, and, to the knowledge of EMB, no governmental entity has indicated an intention to conduct the same, other than those the outcome of which will not have a Material Adverse Effect on the business, earnings, liquidity, or financial condition of EMB.

                    3.8. HEALTH, SANITATION, POLLUTION CONTROL AND
ENVIRONMENTAL CONTAMINATION. To the best of the knowledge of EMB, it is in compliance with all applicable federal, state and local laws and regulations relating to health, sanitation, pest, vermin, and insect abatement, waste disposal, pollution control and environmental contamination including, but not limited to, all laws and regulations governing the generation, use, collection, treatment, storage, transportation, recovery, removal, discharge or disposal of foodstuffs or hazardous materials and all laws and regulations with regard to record keeping, notification and reporting requirements respecting foodstuffs or hazardous materials. EMB has not been alleged to be in violation of, nor has it been subject to any administrative or judicial proceeding pursuant to such laws or regulations either now or any time during the past three years which has not been resolved.

                    3.9. NEGOTIATIONS AND COMMISSIONS. All negotiations relative to this Agreement and the transaction contemplated herein have been carried on by EMB directly with the Cyrus. No


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Person, so far as is known to EMB, has intervened in such manner as to give rise to any valid claim against any Party hereto for a brokerage commission, finder's fee, or payment of any other nature.

                    3.10.GOVERNMENTAL AUTHORIZATION AND CONSENT. No authorization, approval or consent from any governmental or public body or authority, or individual or entity, not already obtained, is required for EMB to acquire the natural gas plants stock of Cyrus as contemplated by this Agreement.

                    3.11.ACCURACY OF REPRESENTATIONS AND WARRANTIES. No representation or warranty by EMB contained herein, or any written statement or certificate furnished or to be furnished by EMB pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                    3.12.INSTRUMENTS MADE AVAILABLE TO CYRUS. There are no obligations, agreements, leases, undertakings, policies, bonds, contracts, easements or instruments relating to EMB that have not been made available to Cyrus. Each obligation, agreement, office lease, undertaking, policy, bond, contract, agreement, commitment, easement or instrument which materially affects the operations, value or use of any of EMB's material assets ("Instrument") is in full force and effect; no party to any Instrument is in material dispute with any other party thereto or is in breach or default with respect to any of its obligations thereunder, and there has not occurred any event, fact or circumstance which with the lapse of time or giving of notice, or both, would constitute a breach or default thereunder; no party to any Instrument has given or threatened to give notice of any action to terminate, cancel, rescind, or procure a judicial reformation of any Instrument; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or constitute a default under the provisions of, any Instrument or of any law, ordinance,


                                       12
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requirement, regulation, decree or order applicable to EMB or any of EMB's assets which would result in a Material Adverse Effect on EMB or any of EMB's significant assets.


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


                                   ARTICLE IV

                                MUTUAL COVENANTS

                    4.1. ORDINARY COURSE OF CONDUCT OF BUSINESS. Except as contemplated by this Agreement or as expressly agreed to in writing, during the period from the date of this Agreement to the Closing Date, EMB and Cyrus will each conduct their operations according to their ordinary and usual course of business consistent with past practice, and such parties will each use their reasonable best efforts to preserve intact their respective business organizations, to keep available the services of their respective officers and employees and to maintain satisfactory relationships with suppliers, contractors, customers and others having business relationships with them. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing Date, neither EMB nor Cyrus will, without the prior written consent of the other:

                         (a) amend its Certificate of Incorporation or Bylaws except as contemplated by this Agreement;

                         (b) authorize for issuance, issue, sell, deliver or
                    agree to commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, calls, commitments, subscriptions, rights to purchase or otherwise) any shares or any securities convertible into shares;

                         (c) declare, set aside or pay any dividend or other
                    distribution in respect of their shares of capital stock, except for cash distributions made to the Cyrus stockholders in its historical fashion, or purchase, redeem or otherwise acquire any shares of its own capital stock, except as otherwise expressly provided in this Agreement;

                         (d) (i) create, incur, assume, or permit to exist any
                    additional long-term debt (including obligations in respect of capital leases) except in the ordinary course of business under existing lines of credit; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other


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                    Person in the ordinary course of business and consistent
                    with past practices; or (iii) except in the ordinary course of business, make any loans, advances or capital contributions to, or investments in, any other Person. However, it is understood and agreed that EMB may and will issue common stock to finance the purchase of assets from Cyrus;

                         (e) except as otherwise contemplated hereby or as
                    agreed to in writing with the other Party: (i) increase in any manner the compensation of any of its directors, officers or other employees, except in the ordinary course of business and in accordance with its customary past practices; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not presently required or contemplated by any existing plan, agreement or Benefit Arrangement or Stock Plan, to any such director, officer or employee, whether past or present; or (iii) except in accordance with its customary past practices, commit itself to any additional benefit plan, agreement or arrangement, or to any employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on the date hereof except as may be required to comply with applicable law;

                         (f) except in the ordinary course of business or as
                    otherwise disclosed in writing simultaneously with the execution and delivery of this Agreement, sell, mortgage, or otherwise dispose of, or agree to sell, mortgage or otherwise dispose of any material portion of its properties, real, personal, or mixed, except as may be required to maintain or increase its existing lines of credit;

                         (g) except as otherwise contemplated hereby, enter into
                    any other agreements, commitments or contracts which, individually or in the aggregate, are material to them taken as a whole, except agreements, commitments or contracts in the ordinary course of business, consistent with past practice, or otherwise make any material change in the conduct of their business or operations;

                         (h) authorize, recommend, propose or announce an
                    intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with respect to any merger, consolidation or business combination, any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights not in the ordinary and usual course of business; or

                         (i)  agree to do any of the foregoing.

                    4.2. FULL ACCESS AND RIGHT OF INSPECTION. Between the date of this Agreement and the Closing Date, each Party will give to the other, and to their authorized representatives, full access during normal business hours to all its facilities and to all its books and records, will permit such inspections as may be reasonably required and will cause its officers to furnish such financial and operating data and other information with respect to its business and properties as may from time to time be reasonably requested.

                    4.3. CONFIDENTIALITY. Until the Closing Date, the parties will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or in reports required to be filed, all documents and information furnished in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been: (i) previously known by them otherwise than through a breach of a confidentiality agreement by a third party, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired by them from other sources) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors and lending institutions (including underwriters and banks) in connection with this Agreement (it being understood that such persons shall be informed by them, of the confidential nature of such information and shall be directed by such parties to treat such information confidentially). If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of a Party hereto and, if requested, each party will return to the other all copies of written information furnished by them or by its respective agents, representatives or advisors. It is understood that the Parties shall be deemed to have satisfied their prospective obligations to hold such information confidential if they exercise the same care as it takes to preserve confidentiality for its own similar information.

                    4.4. BEST EFFORTS TO CONSUMMATE. Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use their best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions on the terms contemplated by this Agreement. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each corporation which is a party to this Agreement shall take all such necessary action. Cyrus and EMB will each use its best efforts to obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                    4.5. RELEASE OF PUBLIC STATEMENTS. The Parties will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

                    4.6. NO-Symbol-341(F) ELECTION. Neither Cyrus nor EMB has or will make an election under Section 341(f) of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE V

                      TERMS OF THE TRANSACTION AND CLOSING

               5. Based upon the above representations, warranties and agreements of Cyrus and EMB, and subject to the terms and conditions herein stated, the Parties agree as follows:

                    5.1. PURCHASE AND SALE. Cyrus agrees to sell, assign and transfer to EMB its natural gas processing plants in Livingston, Tennessee and in Williamsburg, Kentucky, free and clear of all Liens, pledges and encumbrances of every kind, character and description whatsoever and EMB agrees to purchase from Cyrus its natural gas processing plants in Livingston, Tennessee and in Williamsburg, Kentucky (champ plant) and all of the related assets, tangible and intangible of every kind and character regarding such assets of Cyrus. EMB agrees to issue 2,500,000 shares of its Restricted Common Stock to Cyrus and its designees with a standard restrictive securities law legend in exchange for its natural gas plants.

                    5.2. CLOSING DATE. The Closing shall take place at 10:00 a.m. CST on or before June 30, 2000, at the offices of EMB, or at such previous time or other place as may be reasonably determined by EMB. The time and date of closing is herein called the "Closing Date."

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF EMB

               6. The obligations of EMB to consummate the transaction contemplated by this Agreement are subject to the satisfaction, prior to or on the Closing Date, of the following conditions:

                    (a) all representations and warranties of Cyrus in Articles II and III hereof are true and accurate and Cyrus is in compliance therewith as of the Closing Date.

                    (b) Cyrus does not know or have reason to believe that there is any action, suit, proceeding or investigation pending or threatened which might result in any Material Adverse Change in the business, properties or operations of Cyrus, or which questions the validity of this Agreement or of any action taken or to be taken by Cyrus, pursuant to or in connection with the provisions of this Agreement, except as described in this Agreement or in the Schedules thereto;

                    (c) When delivered to EMB at closing, the assignment of assets of Cyrus to EMB will represent ownership of one hundred percent (100%) of the natural gas plants of Cyrus;

                    (d) No authorization, approval or consent from any governmental or public body or authority, or individual or entity, is required for the shareholder Cyrus to sell and convey to EMB the Cyrus's assets, as contemplated by this Agreement; and

                                   ARTICLE VII

                           TERMINATION AND ABANDONMENT

                    7.1. TERMINATION AND ABANDONMENT. This Agreement may be terminated at any time prior to the Closing Date:

                    (a   by mutual consent of the Boards of Directors of Cyrus
               and EMB and the shareholder Cyrus;

                    (b) Cyrus, on one hand, and EMB, on the other hand, shall
               each be unilaterally entitled to terminate this Agreement if: (i) any representation or warranty of the other made in this Agreement is not or shall not be true hereafter in any material respect, or (ii) the other party shall have materially breached any of its covenants or agreements contained in this Agreement, in any material respect; provided, that nothing set forth in this section shall give any respective Party the right to terminate this Agreement as a result of such Party's breach of the representations, warranties, covenants or agreements made by such Party in this Agreement;

                    (c) by either Cyrus or EMB if, without fault of such terminating party, the transaction shall not have been consummated on or before June 30, 2000; or

                    (d)  by either Cyrus or EMB if prior to the Closing
               Date and after the date hereof any law or regulation shall be enacted or promulgated that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or imposes a condition which would have a Material Adverse Effect.

                         In the event of termination and abandonment of this
Agreement by Cyrus or EMB pursuant to this section, written notice thereof shall forthwith be given to the other and this Agreement shall terminate and the proposed transactions shall be abandoned, without further action by any of the Parties hereto.

                    7.2. EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 7.1, such termination shall be without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement; provided that if such termination shall result from the willful failure of any Party to fulfill a condition to the performance of the obligations of Party or to perform a covenant of this Agreement or from a willful breach by any Party to this Agreement, such Party shall be fully liable for any and all damages incurred or suffered by another Party as a result of such failure or breach.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                    8.1. SURVIVAL. All representations, warranties, and statements in this Agreement, or in any document or instrument delivered pursuant hereto, shall survive the Closing Date hereunder.

                    8.2. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed under and in accordance with the laws of the State of California. The Parties agree to submit to the jurisdiction of the State of California and agree that personal jurisdiction over them shall rest with the State of California for purposes of any action on or related to this Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

                    8.3. NOTICES. Any notice or other communication required or permitted hereunder shall be deemed to have been validly given if sent by registered mail or certified mail, postage prepaid, to the addresses first appearing in this Agreement or to such other addresses as shall be furnished in writing by any Party, and any such notice or communication shall be deemed to have been given as of the date received by applicable addressee Party.

                    8.4. PAYMENT OF COSTS AND EXPENSES. Cyrus shall pay the expenses and costs associated with this Agreement, including, without limitation, all legal and accounting fees, except the costs of the preparation of the financial statements and tax returns of EMB required hereby.

                     8.5.SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective representatives, heirs, successors and assigns.

                    8.6. CAPTIONS. The captions and section headings of this Agreement are inserted only as a matter of convenience and for reference and are not a part of this Agreement.

                    8.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                    8.8. INCORPORATION OF SCHEDULES. The Schedules annexed to this Agreement are to be deemed part of and are hereby incorporated by reference into this Agreement.

                    8.9. ENTIRE AGREEMENT; AMENDMENT; WAIVERS. This Agreement constitutes the entire understanding between the parties and it supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple counterparts on their behalf and, for each corporation, the corporate seal to be hereunto affixed by its officers thereunto duly authorized.

CYRUS:                                       Cyrus Ltd., a Nevada corporation

                                             By: /s/ JERRY MYERS
                                                --------------------------------
                                                   Jerry Myers, President

Attest:

/s/ KENNETH QUIST                [SEAL]
-------------------------
Kenneth Quist

Secretary

EMB:                             EMB Corporation, a Hawaii corporation

                                             By: /s/ JAMES E. SHIPLEY
                                                --------------------------------
                                                   James E. Shipley, President


Attest:

/s/ WILLIAM V. PERRY              [SEAL]
-------------------------
William V. Perry

Secretary

                                   SCHEDULE I

                    There are no liabilities relating to the natural gas plants to be assigned by Cyrus Ltd. To EMB Corporation except current operating costs.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ARTICLE I      DEFINITIONS........................................................................................1
         1.1.     DEFINITIONS.....................................................................................1

ARTICLE II     REPRESENTATIONS AND WARRANTIES OF CYRUS............................................................2
         2.1.     CORPORATE EXISTENCE AND POWER...................................................................2
         2.2.     CORPORATE AUTHORIZATION.........................................................................2
         2.3.     FILINGS; FINANCIAL INFORMATION AND CONDITION....................................................3
         2.5.     ABSENCE OF MATERIAL ADVERSE CHANGE AND UNDISCLOSED LIABILITIES..................................4
         2.5.     SIGNIFICANT PROPERTIES AND COMMITMENTS..........................................................4
         2.6.     COMPLIANCE WITH CONTRACTS.......................................................................4
         2.7.     PATENTS.........................................................................................4
         2.8.     INSURANCE; COVERAGE.............................................................................5
         2.9.     LITIGATION......................................................................................5
         2.10.    NON-CONTRAVENTION; COMPLIANCE WITH LAWS.........................................................5
         2.11.    HEALTH, SANITATION, POLLUTION CONTROL AND ENVIRONMENTAL CONTAMINATION...........................6
         2.12.    NEGOTIATIONS AND COMMISSIONS....................................................................7
         2.13.    GOVERNMENTAL AUTHORIZATION AND CONSENT..........................................................7
         2.14.    ACCURACY OF REPRESENTATION AND WARRANTIES.......................................................7

 ARTICLE III   REPRESENTATIONS AND WARRANTIES OF EMB..............................................................8
         3.1.     CORPORATE EXISTENCE AND POWER...................................................................8
         3.2.     CORPORATE AUTHORIZATION.........................................................................8
         3.3.     CAPITALIZATION..................................................................................9
         3.4.     FILINGS; FINANCIAL INFORMATION AND CONDITION....................................................9
         3.5.     ABSENCE OF MATERIAL ASSETS AND LIABILITIES......................................................9
         3.6.     LITIGATION.....................................................................................10
         3.7.     NON-CONTRAVENTION; COMPLIANCE WITH LAWS........................................................10
         3.8.     HEALTH, SANITATION, POLLUTION CONTROL AND ENVIRONMENTAL CONTAMINATION..........................11
         3.9.     NEGOTIATIONS AND COMMISSIONS...................................................................12
         3.10.    GOVERNMENTAL AUTHORIZATION AND CONSENT.........................................................12
         3.11.    ACCURACY OF REPRESENTATIONS AND WARRANTIES.....................................................12
         3.12.    INVESTMENT INTENT; STOCK LEGEND................................................................12
         3.13.    INSTRUMENTS MADE AVAILABLE TO CYRUS............................................................13

ARTICLE IV     MUTUAL                                                                                     COVENANTS
         14
         4.1.     ORDINARY COURSE OF CONDUCT OF BUSINESS.........................................................14
         4.2.     FULL ACCESS AND RIGHT OF INSPECTION............................................................16
         4.3.     CONFIDENTIALITY................................................................................17
         4.4.     BEST EFFORTS TO CONSUMMATE.....................................................................17
         4.5.     RELEASE OF PUBLIC STATEMENTS...................................................................18



         4.6.     NO-Symbol-341(F) ELECTION......................................................................18

ARTICLE V      TERMS OF THE TRANSACTION AND CLOSING..............................................................18
         5.1.     PURCHASE AND SALE..............................................................................18
         5.2.     CLOSING DATE...................................................................................18

ARTICLE VI     CONDITIONS PRECEDENT TO OBLIGATIONS OF EMB........................................................19
         6.1.     OPINION OF COUNSEL TO CYRUS....................................................................19

ARTICLE VII    TERMINATION AND ABANDONMENT.......................................................................19
         7.1.     TERMINATION AND ABANDONMENT....................................................................19
         7.2.     EFFECT OF TERMINATION..........................................................................20

ARTICLE VIII   MISCELLANEOUS.....................................................................................21
         8.1.     SURVIVAL.......................................................................................21
         8.2.     GOVERNING LAW; CONSENT TO JURISDICTION.........................................................21
         8.3.     NOTICES........................................................................................21
         8.4.     PAYMENT OF COSTS AND EXPENSES..................................................................22
         8.5.     SUCCESSORS AND ASSIGNS.........................................................................22
         8.6.     CAPTIONS.......................................................................................22
         8.7.     COUNTERPARTS...................................................................................22
         8.8.     INCORPORATION OF SCHEDULES.....................................................................22
         8.9.     ENTIRE AGREEMENT; AMENDMENT; WAIVERS...........................................................22


SIGNATURE PAGE..............................................................23

SCHEDULE I      Unaudited  Statements of Cyrus Ltd. as of December 31, 1997 and
                    material notes,  payable and indebtedness